Curaleaf Holdings, Inc. Investor Relations Curaleaf Submits Application to Alberta Securities Commission to Halt Aurora's ATM Program During Pending Offer Argues Aurora's share issuances are an improper and abusive defensive tactic that dilutes shareholders and interferes with consideration of Curaleaf's premium offer Aurora's ATM issuances have diluted Aurora shareholders by ~11% since implementation of the ATM program and by approximately ~5% since June 2026, and increased the cost of Curaleaf's offer by more than US$11 million STAMFORD, Conn., Sept. 14, 2026 /PRNewswire/ -- Curaleaf Holdings, Inc. ("Curaleaf" or the "Company") today announced that it has filed an application (the "Application") with the Alberta Securities Commission ("ASC") to remedy abuse by Aurora of its at-the-market share issuance program (the "ATM Program") by ceasing the issuance of Aurora's shares (the "Shares") under the program while Curaleaf's offer to acquire all of the issued and outstanding Shares (the "Curaleaf Offer" or the "Offer") remains outstanding, and providing other remedies. Curaleaf has requested an expedited hearing before the ASC. "Every Share Aurora sells below the Offer price raises the same question: if management believes US$4.00 undervalues the company and the company has ample cash, why continue diluting its shareholders? These issuances erode shareholder ownership value, increase the cost of the Offer, and make it harder for shareholders to decide their own future. They seem solely designed to protect management's position, at the expense of investors," said Boris Jordan, Chairman and Chief Executive Officer of Curaleaf. "Today, we are taking action to protect Aurora shareholders from ongoing dilution by asking the Alberta Securities Commission to stop Aurora from continuing this abusive practice. Aurora shareholders deserve the freedom to decide whether to accept the Offer without Aurora management creating obstacles that limit their choice and value," concluded Mr. Jordan. The Application sets forth why Aurora's use of the ATM Program is abusive and seeks appropriate remedies: 1. The Use of the ATM Program by Aurora is an Improper and Abusive Defensive Tactic According to Curaleaf's Application, the issuance of Shares under the ATM Program is causing serious and ongoing harm to Curaleaf, Aurora shareholders, and the integrity of Alberta's capital markets. Curaleaf believes Aurora's use of the ATM Program: Increases the total cost of Curaleaf's Offer; Makes it more difficult to reach Offer acceptance thresholds; Further dilutes existing Aurora shareholders; and Risks depriving Aurora shareholders of the opportunity to consider and tender to Curaleaf's Offer. The Application notes that Aurora established the ATM Program in February 2026 and stated that proceeds would be used for "strategic and accretive purposes only." The Application further notes that Aurora has recently described itself as having an "industry-leading balance sheet," being "debt-free," and having approximately C$149 million in cash. Curaleaf believes Aurora's use of the ATM Program while shareholders are considering a premium offer is inconsistent with those stated positions. The Application further alleges that Aurora has been aware of Curaleaf's interest in pursuing a potential transaction since June 2026, yet continued issuing Shares through the ATM Program, including after Curaleaf publicly announced its intention to commence the Offer. 2. The ATM Program Should Be Cease Traded Pending the Offer Curaleaf's Application requests, among other things, that the ASC: Immediately halt further issuances under the ATM Program while the Offer remains outstanding; and Protect Aurora shareholders' ability to fairly consider and respond to Curaleaf's Offer. According to the Application: Aurora has issued approximately 2.81 million Shares at an average price of US$3.04 per Share since Curaleaf first expressed interest to Aurora in pursuing a transaction; Those Share issuances have increased the aggregate value required to complete Curaleaf's Offer by more than US$11 million; Aurora has diluted shareholders by approximately 4.9% over the same period; and, The ATM Program has diluted shareholders by approximately 10.8% since implementation in February 2026.

Curaleaf remains focused on providing Aurora shareholders with a compelling opportunity to realize significant value while participating in the future upside of the world's leading cannabis company. Aurora shareholders are encouraged to read the Offer documents carefully and in their entirety. They are also available on Curaleaf's website and on SEDAR+ (sedarplus.ca) and EDGAR (sec.gov), and Aurora shareholders are encouraged to visit https://grow.curaleaf.com/ for additional information regarding the Offer, including the strategic rationale for the Offer, expected benefits of the combination of the two companies, FAQs, and other relevant materials. IMPORTANT INFORMATION This document does not constitute an offer to buy or the solicitation of an offer to sell any securities. The Offer by Curaleaf to purchase all outstanding Shares is made solely by the Offer to Purchase and Circular dated August 18, 2026, as may be amended or supplemented from time to time. SECURITY HOLDERS ARE URGED TO READ THE OFFER TO PURCHASE AND CIRCULAR, THE REGISTRATION STATEMENT ON FORM F-80, THE TENDER OFFER STATEMENT ON SCHEDULE 14D-1F, AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Free copies are available at www.sec.gov or by contacting the Information Agent, Carson Proxy Advisors, at 1-800-530-5189 (toll- free), 416-751-2066 (local/text), or info@carsonproxy.com. NOTICE TO U.S. SHAREHOLDERS The enforcement by investors of civil liabilities under the federal securities laws may be affected adversely by the fact that the subject company is located in a foreign country, and that some or all of its officers and directors are residents of a foreign country. Investors should be aware that Curaleaf or its affiliates, directly or indirectly, may bid for or make purchases of the Shares or of Aurora's related securities, or of Curaleaf's securities to be distributed or of Curaleaf's related securities, during the period of the Offer, as permitted by applicable Canadian laws. Curaleaf has filed with the SEC a Registration Statement on Form F-80 under the U.S. Securities Act of 1933 and a Tender Offer Statement on Schedule 14D-1F under the U.S. Securities Exchange Act of 1934. The Offer is being conducted in accordance with Section 14(e) of the Exchange Act and Regulation 14E. THE OFFER AND THE CURALEAF SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY U.S. STATE SECURITIES COMMISSION, NOR HAS ANY SUCH AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. The Curaleaf shares have not been registered or otherwise qualified for offer and sale in certain U.S. states where shareholders may reside. No offer is made in those states except to qualifying Exempt Institutional Investors as described in the Offer to Purchase and Circular. FORWARD-LOOKING INFORMATION This document contains "forward-looking information" within the meaning of applicable Canadian securities laws and "forward- looking statements" within the meaning of applicable U.S. securities laws. Such statements relate to, among other things, the expected benefits and anticipated synergies from a combination of Curaleaf and Aurora. Forward-looking statements can often be identified by words such as "believes," "expects," "anticipates," "may," "will," or similar expressions. Actual results may differ materially due to risks including: changes in general economic conditions; failure to satisfy conditions to the Offer; failure to realize anticipated synergies; fluctuations in foreign exchange and interest rates; regulatory changes; and other risks described under "Risk Factors" in the Offer to Purchase and Circular. The PSLRA safe harbor for forward-looking statements does not apply to statements made in connection with a tender offer. Security holders should not place undue reliance on forward-looking information. Curaleaf disclaims any obligation to update forward-looking information except as required by law. AURORA INFORMATION Certain information concerning Aurora herein is based solely on Aurora's publicly available filings and other public sources. Aurora has not reviewed this document. Neither Curaleaf nor its officers or directors assumes responsibility for the accuracy or completeness of such information. ADDITIONAL INFORMATION The disposition of Shares and the acquisition of Curaleaf may have U.S. and Canadian tax consequences; shareholders should consult their own tax advisors. Curaleaf's disclosure documents are available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.

About Curaleaf Curaleaf (TSX: CURA) (OTCQX: CURLF) is a leading international provider of consumer products in cannabis with a mission to enhance lives by cultivating, sharing and celebrating the power of the plant. As a high-growth cannabis company known for quality, expertise and reliability, the Company and its brands, including Curaleaf, Select, Grassroots, Find, Dark Heart, and Anthem provide industry-leading service, product selection and accessibility across the medical and adult use markets. Curaleaf International is powered by a strong presence in all stages of the supply chain. Its unique distribution network throughout Europe, Canada and Australasia brings together pioneering science and research with cutting-edge cultivation, extraction and production. Curaleaf's subordinate voting shares are listed on the Toronto Stock Exchange under the symbol "CURA" and trade on the OTCQX market under the symbol "CURLF". For more information, please visit https://ir.curaleaf.com. Contacts Media Contact Kekst CNC Kekst-Curaleaf@kekstcnc.com Investor Contact Curaleaf Holdings, Inc. IR@curaleaf.com Shareholder Contact Carson Proxy Advisors North American Toll Free Phone: 1-800-530-5189 Local (Collect outside North America): 416-751-2066 Email: info@carsonproxy.com SOURCE Curaleaf Holdings, Inc. https://ir.curaleaf.com/2026-09-14-Curaleaf-Submits-Application-to-Alberta-Securities-Commission-to-Halt-Auroras-ATM- Program-During-Pending-Offer